UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2009
HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
No change

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
On August 28, 2009, the independent members of the Board of Directors (the “Board”) of Harris Corporation (the “Company”) approved certain compensation actions with respect to Howard L. Lance, the Company’s Chairman, President and Chief Executive Officer. On August 28, 2009, the Management Development and Compensation Committee (the “Committee”) of the Board approved certain compensation actions with respect to the Company’s other current “named executive officers” (pursuant to Instruction 4 to Item 5.02 of Form 8-K, those executive officers previously included in the Summary Compensation Table in the Proxy Statement for the Company’s 2008 Annual Meeting of Shareholders). The approved compensation actions for the current named executive officers were in respect of both fiscal 2009 (which ended July 3, 2009) and fiscal 2010 (which began July 4, 2009), as described below.
(1) Fiscal 2009 Annual Incentive Plan Cash Payouts:
Cash payouts under the Company’s Annual Incentive Plan in respect of fiscal 2009 were approved based on performance criteria and other individual performance objectives established early in fiscal 2009. The pre-established performance criteria included revenue and operating income or segment revenue and operating income. Approved payouts to the named executive officers were as follows: Howard L. Lance — $1,225,000; Gary L. McArthur — $416,000; Robert K. Henry — $534,000; Timothy E. Thorsteinson — $140,000 (to be converted and paid in Canadian dollars); and Jeffrey S. Shuman — $275,000.
(2) Fiscal 2009 Performance Share and Performance Share Unit Award Payouts:
Performance share and performance share unit award payouts under the Harris Corporation 2005 Equity Incentive Plan in respect of the fiscal 2007 — 2009 three-year performance period were approved based on performance criteria established early in fiscal 2007. The pre-established performance criteria consisted of the Company’s cumulative earnings per share (“EPS”) and average return on invested capital (“ROIC”), weighted equally, over the fiscal 2007 — 2009 performance period and the Company’s EPS growth and average ROIC over the fiscal 2007 — 2009 performance period compared with the Standard and Poor’s 500 and Midcap 400 indices. Approved payouts to the named executive officers were as follows: Howard L. Lance — 46,500 shares; Gary L. McArthur — 9,250 shares; Robert K. Henry — 15,250 shares; Timothy E. Thorsteinson — 7,750 units paid out as shares; and Jeffrey S. Shuman — 8,625 shares.
(3) Fiscal 2010 Base Salaries:
As a result of current business conditions, the global recession and current economic uncertainties, the Committee, and in the case of Mr. Lance, the independent members of the Board, determined not to increase at this time the base salaries of the named executive officers for fiscal 2010. Accordingly, the annual base salaries of the named executive officers for fiscal 2010 remained the same as for fiscal 2009, and were approved as follows: Howard L. Lance — $1,050,000; Gary L. McArthur — $500,000; Robert K. Henry — $560,000; Timothy E. Thorsteinson — $450,000 (to be converted and paid in Canadian dollars); and Jeffrey S. Shuman — $390,000. This decision may be re-evaluated at a later date and is not reflective of the contributions to the Company’s performance made by the named executive officers.
(4) Fiscal 2010 Annual Incentive Plan Minimum, Target and Maximum Cash Award Levels:
Minimum, target and maximum cash award levels for potential payouts under the Company’s Annual Incentive Plan in respect of fiscal 2010 were approved for the Company’s executive officers, including each of the named executive officers. In addition, the performance criteria that will be applied for purposes of determining such potential payouts were also approved. For Mr. Lance, these performance criteria include: (a) the Company’s EPS, which will set his maximum incentive award payout, (b) the Company’s revenue and operating income, weighted equally, and (c) individual performance objectives. For Messrs. McArthur, Henry and Shuman, these performance criteria include the Company’s revenue and operating income, weighted equally, and individual performance objectives; and for Mr. Thorsteinson, they include the Company’s Broadcast Communications segment revenue and operating income, weighted equally, and individual performance objectives. The Committee may adjust the payouts for Messrs. McArthur, Henry, Thorsteinson and Shuman upward or downward by up to twenty percent based upon their individual performance objectives. For the same reasons discussed above regarding fiscal 2010 base salaries, the Committee, and in the case of Mr. Lance, the independent members of the Board, determined not to increase at this time the minimum, target and maximum cash award levels for potential payouts under the Company’s Annual Incentive Plan in respect of fiscal 2010 from the fiscal 2009 levels. Accordingly, the minimum, target and maximum cash award levels for the named executive officers in respect of fiscal 2010 remained the same as fiscal 2009, and were approved as follows: Howard L. Lance: 0 — $1,155,000 — $2,310,000; Gary L. McArthur: 0 — $360,000 — $720,000; Robert K. Henry: 0 — $505,000 — $1,010,000; Timothy E. Thorsteinson: 0 — $310,000 — $620,000 (to be converted and paid in Canadian dollars); and Jeffrey S. Shuman: 0 — $260,000 — $520,000. This decision may be re-evaluated at a later date and is not reflective of the contributions to the Company’s performance made by the named executive officers.

(5) Fiscal 2010 Grants of Stock Options and Performance Share and Performance Share Unit Awards:
Options: Grants of options to purchase shares of the Company’s common stock under the Harris Corporation 2005 Equity Incentive Plan were approved for the named executive officers as follows: Howard L. Lance — 274,000 shares; Gary L. McArthur — 60,900 shares; Robert K. Henry — 85,300 shares; Timothy E. Thorsteinson — 41,100 shares; and Jeffrey S. Shuman — 47,500 shares. The options granted have a ten-year term and have an exercise price equal to $35.04, which was the closing price per share of the Company’s common stock on the August 28, 2009 date of grant. The options granted vest in increments over a period of three years as follows: one-third vest on the first anniversary of the grant date; an additional one-third vest on the second anniversary of the grant date; and the final one-third vest on the third anniversary of the grant date. The exercise price may be paid in cash and/or shares of the Company’s common stock, or by “cashless exercise” procedures. The form of Stock Option Award Agreement Terms and Conditions (as of July 4, 2009) for the stock option grants made to the named executive officers is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Performance Share and Performance Share Unit Awards: Grants of performance share and performance share unit awards under the Harris Corporation 2005 Equity Incentive Plan were approved for certain named executive officers for the fiscal 2010 — 2012 three-year performance period, including minimum, target and maximum award levels, as follows: Howard L. Lance: 0 — 75,400 — 150,800 performance shares; Gary L. McArthur: 0 — 16,800 — 33,600 performance shares; Timothy E. Thorsteinson 0 — 11,300 — 22,600 performance share units; and Jeffrey S. Shuman: 0 — 13,100 — 26,200 performance shares. The actual payouts of performance share and performance share unit awards will be in shares of the Company’s common stock and will vary from 0% to 200% of the target level of performance shares or performance share units indicated above, based on the extent of achievement over the fiscal 2010 — 2012 performance period of performance criteria relating to the Company’s cumulative operating income and average ROIC, weighted equally. Payouts may be adjusted based upon the Company’s operating income growth and average ROIC over the fiscal 2010 — 2012 performance period compared with the Standard and Poor’s 500 index. The performance shares and performance share units provide for the payment of dividend equivalents to the applicable recipient in an amount equal to the dividend payments on the Company’s common stock. The forms of Performance Share Award Agreement Terms and Conditions (as of June 28, 2008) and Performance Share Unit Award Agreement Terms and Conditions (as of June 28, 2008) for the grants of performance share and unit awards made to such named executive officers were filed as Exhibit 10.2 and Exhibit 10.3, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 28, 2008, and are incorporated herein by reference.
(6) Grants of Restricted Stock:
The Committee approved the grant of 4,000 restricted shares to Mr. Shuman under the Harris Corporation 2005 Equity Incentive Plan. The restricted shares will vest and the restrictions will terminate on August 28, 2012 provided that Mr. Shuman is still employed by the Company at that time. The restricted shares provide for the payment of dividend equivalents in an amount equal to the dividend payments on the Company’s common stock. The form of Restricted Stock Award Agreement Terms and Conditions (as of June 28, 2008) for such grant of restricted shares was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2008, and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits.
     The following exhibits are filed with this Current Report on Form 8-K or incorporated herein by reference:
10.1	*Form of Stock Option Award Agreement Terms and Conditions (as of July 4, 2009).

10.2	*Form of Performance Share Award Agreement Terms and Conditions (as of June 28, 2008), incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2008.

10.3	*Form of Performance Share Unit Award Agreement Terms and Conditions (as of June 28, 2008), incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2008.

10.4	*Form of Restricted Stock Award Agreement Terms and Conditions (as of June 28, 2008), incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2008.

*	Management contract or compensatory plan or arrangement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
By:	/s/ Scott T. Mikuen
	Name:	Scott T. Mikuen
	Title:	Vice President, Associate General Counsel and Secretary

Date: September 2, 2009

EXHIBIT INDEX

Exhibit No.
Under Reg. S-K, Item 601	Description
10.1	*Form of Stock Option Award Agreement Terms and Conditions (as of July 4, 2009).

10.2
*Form of Performance Share Award Agreement Terms and Conditions (as of June 28, 2008), incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2008.

10.3
*Form of Performance Share Unit Award Agreement Terms and Conditions (as of June 28, 2008), incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2008.

10.4
*Form of Restricted Stock Award Agreement Terms and Conditions (as of June 28, 2008), incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2008.

*	Management contract or compensatory plan or arrangement.